Exhibit 10.1

NON-RECOURSE LOAN SALE AGREEMENT

THIS NON-RECOURSE LOAN SALE AGREEMENT (this “Agreement”), entered into as of this 15th day of  August, 2014, by and among Fifth Third Bank, an Ohio banking corporation, as successor by merger to Fifth Third Bank, a Michigan banking corporation (“Seller”), Tonaquint, Inc., a Utah corporation (“Buyer”) and solely with respect to Section 4.4, John Fife, an individual (“Fife”).

RECITALS

WHEREAS, Seller is the owner of the Loan (defined below); and

WHEREAS, Buyer has agreed to purchase the Loan pursuant to and in accordance with the express terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

SECTION 1 - DEFINITIONS

For purposes of this Agreement the terms defined in this Article have the meanings indicated, unless the context clearly requires otherwise.  As used herein and except as the context otherwise requires, the singular form of a defined term includes the plural form and vice versa.

“Affiliate” means “affiliate” as defined in either (a) Bankruptcy Code §101(2) or (b) Rule 144 of the Securities Act of 1933, as amended.

“Allonge” means the Allonges, to be in the form of Exhibit C attached hereto and incorporated herein.

“Borrower” means any Person, including, without limitation, any borrower, obligor, or guarantor of the Loan, any of the preceding of which is currently obligated to pay and to perform the obligations to be paid and performed by a borrower, obligor, or guarantor of the Loan.

“Business Day” means any day other than a Saturday, Sunday, or holiday observed by the United States government, New York Stock Exchange or the Federal Reserve.

“Closing Documents” means the Allonge and the General Assignment.

“Collateral” means any tangible or intangible real and/or personal property securing the Loan.

“Collections” means all payments, proceeds and/or awards actually received, in cash, including checks which have been reduced to good funds, for current application to the indebtedness of any Borrower under the Loan, whether or not so applied and, if so applied, whether applied to principal, interest, fees, or any other such indebtedness.

“General Assignment” means the General Assignment in the form of Exhibit B hereto.

“Good Funds” means funds transferred to Seller by wire transfer of federal funds.

“Impositions” means any taxes or assessments levied against the Collateral for the Loan, premiums for any insurance maintained in connection with such Collateral, and any other costs or expenses related to such Collateral.

“Loan” means those certain loans evidenced by the Loan Documents.

“Loan Documents” means the documents listed in Exhibit A attached hereto and incorporated herein.

“Loan File” means, and shall specifically be limited to, the Loan Documents and the other instruments and documents in the files of Seller pertaining to the Loan listed on Exhibit A attached hereto and incorporated herein.

“Person” means an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated association, a joint venture (formal or informal) or any other entity.

“Purchase Price” means 100% of the outstanding obligations of the Loan and other obligations of Borrower to Seller as set forth in the General Assignment, including, without limitation, all principal, interest, costs, fees and expenses.

“Seller-Related Parties” means all Persons that control, are controlled by, or are under common control with Seller, together with all directors, officers, employees, agents or other representatives of such Persons.

“Servicing-Released Basis” means the method or basis for the sale of Loan whereby all rights, obligations, liabilities, and responsibilities in connection with the servicing and administration of a loan are released, relinquished, sold, transferred, conveyed and assigned by the seller of the loan to the buyer.

SECTION 2 - THE PURCHASE AND SALE OF LOAN DOCUMENTS

2.1	Sale and Purchase of the Loan Documents.

(a)                In consideration of the Purchase Price and subject to the terms and conditions of this Agreement, Seller agrees to sell, and Buyer agrees to purchase, all of Seller's right, title and interest in and to the Loan and the Loan Documents.

(b)               Simultaneously with Seller’s receipt of the full amount of the Purchase Price from Buyer (such date being the “Settlement Date”), Seller shall sell, transfer and assign to Buyer all of Seller’s ownership, right, title and interest of any type or kind in and to the Loan and the Loan Documents and the other documents listed in Exhibit A, in accordance with the terms of this Agreement, and Buyer shall assume all of Seller’s ownership, right, title and interest therein.  Except as otherwise expressly set forth herein, the sale, transfer and assignment of the Loan Documents is made WITHOUT RECOURSE TO SELLER AND WITHOUT REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED OF ANY TYPE, KIND OR CHARACTER.

(c)               Except as specifically provided in Section 5 hereof, this Agreement is made by Seller without any representations or warranties whatsoever, whether expressed, implied, or imposed by law.  Without limiting the generality of the foregoing total exclusion of representations and warranties, this Agreement is made:

(1)            Without any representations or warranties with respect to the genuineness of any signature other than those made by or on behalf of Seller;

(2)            Without any representations or warranties with respect to the collectability of any amount owed to Seller under any of the Loan Documents by the Borrower or any guarantor of the Borrower’s obligations to Seller;

(3)            Without any representations as to the financial condition of the Borrower or of any guarantor of the Borrower’s obligations to Seller;

(4)            Without any of the representations or warranties described in Article 3 and Article 9 of the Uniform Commercial Code as enacted and in force in the State of Illinois;

(5)            Without any representations or warranties with respect to the legality, validity, sufficiency, or enforceability of any of the Loan Documents, or with respect to any statements, warranties or representations of any Borrower contained in the Loan Documents;

(6)            Without any representations or warranties with respect to the title or ownership to or the existence, value, access to condition or profitability of the Collateral or any part of portion thereof;

(7)            Without any representations or warranties with respect to the validity, enforceability, attachment, priority, or perfection of any security interest, attachment, relief or encumbrance included in the Loan Documents, or the compliance with applicable law of any proceedings commenced or followed by Seller with respect to Seller’s loan arrangements with the Borrower; and

(8)            Without any representations or warranties with respect to any claims by third parties against the Borrowers.

(d)               As of the Settlement Date, the Buyer shall assume all of Seller’s obligations and liabilities of Seller with respect to, or in connection with, the Loans arising or occurring on or after the Settlement Date.

(e)                Buyer has been solely responsible for making its own independent investigation of the Loan and the Loan File.  Buyer expressly acknowledges that Seller provided an opportunity to Buyer to independently investigate and examine the Loan and the Loan File and any matters relevant thereto and Buyer had the opportunity, on its own, to examine any other records that might be available to the public from local, county, state, and federal authorities, courts and record–keeping offices, and Buyer has become fully familiar with the status thereof.  Buyer has been informed and is aware of one or more Events of Default (as therein defined) under the Loan Documents and that such Events of Default are continuing.

(f)                 Except as expressly set forth in Section 5 hereof, neither Seller nor a Seller-Related Party makes any representation or warranty, whether express or implied, of any type, kind, character or nature whatsoever, as to the content, accuracy, or completeness of any such records.

(g)               Buyer acknowledges that no confirmation of the outstanding amount of the Loan or other information regarding the Loan, the Loan File or the Collateral will be provided by any Borrower, principal of the Borrower, guarantor of Borrower, or other party that is affiliated with the Borrower or has an interest in the Collateral.

(h)               Buyer has entered into this transaction after consultation with independent counsel of Buyer’s own selection and, with the sole exception of the representations and warranties of Seller specifically made in Section 5, and is not relying upon any representation or warranty of Seller in consummating this transaction.

(i)                 Buyer hereby expressly acknowledges and agrees that this Agreement is effective as to only the Loan Documents specifically referenced on Exhibit A, and that this Agreement shall not operate as an assignment of any other documents, instruments or agreement which Seller may maintain with the Borrower or with any guarantor or endorser of any of the Borrower’s obligations to Seller, or with any other party.

2.2	Purchase Price. The Purchase Price shall be paid as follows:

(a)                Simultaneous with the execution of this Agreement and as a condition to Seller’s obligation to deliver the Loan File to Buyer, Buyer shall pay to Seller, by wire transfer in immediately available Good Funds, the full amount of the Purchase Price.

(b)               Buyer acknowledges and agrees that the Purchase Price is to be paid in full to Seller, without adjustment whatsoever for the amount of outstanding exceptions or matters affecting the Collateral, including, without limitation, taxes (or any other form of taxes or charges or liens whatsoever) and any judgments, liens or violations, and Buyer further acknowledges that Buyer has investigated and evaluated the status of any and all outstanding exceptions, liens, and taxes and understands that Seller is not responsible or liable in any way to Buyer for the payment or adjustment thereof.

SECTION 3 - CLOSING

3.1                             Transfers at Closing.  Simultaneous with the execution of this Agreement and as a condition to Seller’s obligation to deliver the Loan File to Buyer, Buyer will:

(a)                pay the full Purchase Price to Seller in such manner described in Section 2.2; and

(b)                deliver to Seller a release executed by Borrower in the form attached as Exhibit D (the “Release”).

3.2                             Deliveries by Seller of Loan File.  Upon Seller’s receipt of the full Purchase Price and the Release, Seller will promptly deliver to Buyer the Loan File and the Closing Documents.

3.3                             No Endorsement.  Notwithstanding the delivery of the Allonges by Seller to Buyer, this Agreement does not constitute an endorsement by Seller of any note of any Borrower.  Any attempt to affix this Agreement (as opposed to the Allonges) to any such notes shall be without force or effect to alter the nature of this Agreement.

3.4	Post-Closing Obligations.

(a)                Buyer is responsible for recording (and the costs associated with recording) any necessary documents to evidence, secure or otherwise reflect its right, title and interest in and to the Loan and the Loan Documents; provided, however, upon the reasonable request of Buyer at any time within ninety (90) calendar days following the Settlement Date, Seller will, at Buyer’s sole cost and expense (including an advance legal fee deposit if required by Seller), execute, acknowledge and/or deliver such additional Loan Documents, assignments, transfers and confirmations as are reasonably required to evidence or confirm the assignment and transfer of the Loan and the Loan Documents to Buyer, including, without limitation, individual assignments of any financing statements for the Loan in recordable form and without representation or warranty of any kind from Seller; provided, further, that, in any such case, the Seller will not be required to expend any material funds or incur any other material burden or be obligated to prejudice itself in any respect in fulfilling its obligations hereunder. IN NO EVENT SHALL SELLER BE LIABLE FOR BUYER’S FAILURE TO PROPERLY RECORD ANY DOCUMENTS THAT ARE NECESSARY TO EVIDENCE, SECURE OR OTHERWISE REFLECT BUYER’S RIGHT, TITLE AND INTEREST IN AND TO THE LOAN DOCUMENTS.

(b)                From time to time after the Settlement Date, the Seller shall pay to Buyer, promptly after receipt thereof, the net amount of any Collections received by the Seller on or after the Settlement Date (to the extent collected in immediately available funds by the Seller) and not already so paid to the Buyer.

3.5	Costs.

(a)               Upon demand by Seller, Buyer shall pay all of Seller’s legal fees, costs and expenses incurred in connection with transactions contemplated hereby as well as in connection with the negotiation, execution and delivery of this Agreement.

(b)                Buyer will pay all documentary fees, transfer fees, title company charges, recording fees and other charges incurred in connection with the transfer of ownership of the Loan Documents from Seller to Buyer.

SECTION 4 –REPRESENTATIONS, WARRANTIES,
COVENANTS AND ACKNOWLEDGMENTS OF BUYER AND FIFE

4.1                             Representations and Warranties of Buyer.  Buyer hereby represents and warrants to Seller that, as of the date hereof, the following are true and accurate statements in all material aspects:

(a)                Authority.  Buyer is duly formed, validly existing and in good standing in the jurisdiction of its formation, is duly and legally authorized to enter into this Agreement, and is a “United States person” within the meaning of Paragraph 7701(a)(30) of the Internal Revenue Code, as amended.  Buyer has taken all necessary action to authorize the execution, delivery and performance of this Agreement and has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  Buyer has complied with all laws, rules, regulations, charter provisions and bylaws necessary to consummate the transactions contemplated hereby and to purchase the Loan Documents, and Buyer's representative is authorized to act on behalf of and bind Buyer to the terms of this Agreement.

(b)                Enforceability.  Assuming due authorization, execution and delivery by Seller, this Agreement and all of the obligations of Buyer hereunder are the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium laws or similar laws or equitable principles generally affecting or limiting the rights of contracting parties.

(c)                Sophisticated Buyer.  Buyer is a sophisticated investor and, except as otherwise provided in this Agreement, Buyer is relying solely on its own investigation of the Loan and the Loan File and other information it deemed appropriate.

(d)                Examination of Loan File.  Buyer has examined, investigated and reviewed all documents and records that Buyer deems necessary and appropriate in making its decision to purchase the Loan File.  Buyer acknowledges that Seller has not made any representations or warranties concerning the Loan, the Loan File or the collectability of the Loan or the value of the Collateral.

(e)                Independent Evaluation.  Buyer has made and relied upon its own evaluation and decision to purchase the Loan, and Buyer has not relied upon any oral or written information or statements from Seller.

4.2                             Assumption of Seller’s Obligations.  Buyer hereby covenants and acknowledges that Buyer shall be deemed to have assumed all of Seller’s obligations of any kind whatsoever with respect to the Loan, the Loan Documents, and the Collateral.

4.3                     Indemnification by Buyer.  In addition to any other Buyer obligations contained hereunder, Buyer agrees to indemnify and hold harmless Seller, any Affiliate of Seller, and each of their respective officers, directors, employees, attorneys and agents, from and against any and all liabilities, claims, losses, damages and expenses (including, without limitation, attorneys’ fees) resulting from or in any way arising out of Buyer’s failure to comply with the representations, warranties, agreements or covenants set forth herein, or the ownership of the Loan and the conduct of the Buyer as lender under any of the Loan Documents; provided, however, Buyer shall not be liable for any liabilities, claims, losses, damages or expenses that (i) result from Seller’s breach of its representations, warranties, covenants or agreements under the Loan Documents, or (ii) result from Seller’s bad faith, gross negligence, or willful misconduct.

4.4                             Indemnification by Fife.  Fife agrees to indemnify and hold harmless Seller, any Affiliate of Seller, and each of their respective officers, directors, employees, attorneys and agents, from and against any and all liabilities, claims, losses, damages and expenses (including, without limitation, attorneys’ fees) resulting from or in any way arising out of Buyer’s exercise of its rights and remedies under or in connection with the Loan Documents; provided, however, Buyer shall not be liable for any liabilities, claims, losses, damages or expenses that (i) result from Seller’s breach of its representations, warranties, covenants or agreements under the Loan Documents, or (ii) result from Seller’s bad faith, gross negligence, or willful misconduct.

4.5                             No Reliance upon Information from Seller.  Buyer has not relied, in entering into this Agreement, upon any oral or written information from Seller or any of Seller’s employees, attorneys, affiliates, agents or representatives, other than the express representations of Seller contained in Section 5 of this Agreement.  Buyer further acknowledges that no employee or representative of Seller has been authorized to make, and that Buyer has not relied upon, any statements or representations other than those specifically contained in Section 5 of this Agreement.

4.6                            No Legal Action in Seller’s Name.  Buyer warrants, represents and agrees that it will not institute any legal action in the name of Seller or continue to prosecute or defend in the name of Seller any pending legal action (other than to identify Seller as the assignor, if required by law); nor shall Buyer intentionally or unintentionally, through misrepresentation or nondisclosure, mislead any person as to, or conceal from any person, the identity of Buyer of the Loan purchased pursuant to this Agreement; NOR SHALL BUYER USE OR REFER TO THE NAME FIFTH THIRD BANK, OR ANY OF  ITS PREDECESSORS OR SUBSIDIARIES OR ANY NAME DERIVED THEREFROM OR CONFUSINGLY SIMILAR THEREWITH TO PROMOTE BUYER’S COLLECTION OR MANAGEMENT THEREOF, OR MARKETING, ADVERTISING, SALE OR TRANSFER OF ANY ASSET; provided, however, that nothing herein shall be deemed to preclude Buyer from disclosing the fact that such Loan was acquired from Seller to the extent necessary to prosecute Buyer’s rights and remedies in connection with the Loan Documents.  Any settlement whether judicial or non judicial by Buyer shall include a release of Seller and its affiliated companies, representatives, employees, directors, and agents of any claims by the Borrower and/or any guarantor.

4.7                     Exercise of Rights.Buyer hereby covenants and agrees that it will not exercise its rights and remedies under or in connection with the Loan Documents for a period of not less than ninety (90) days after Seller’s receipt of the Purchase Price and the Release.

4.8	Servicing After the Closing Date.

(a)                The Loan will be sold, transferred, conveyed, and assigned to Buyer on a Servicing-Released Basis.  As of the close of business on the date hereof, all rights, obligations, liabilities, and responsibilities with respect to the servicing and administration of the Loan, including any obligations arising from or related to the future issuance of letters of credit as provided for in the Loan Documents, will pass to Buyer, and Seller will be discharged and released from all obligations, liability or responsibility therefor.  Buyer hereby acknowledges that, because the Loan may include provisions for Impositions, negative amortization and/or balloon payments of principal, the servicing of the Loan might be affected accordingly.

(b)                As of the close of business on the date hereof, Buyer will be solely responsible and liable for compliance with all applicable laws, rules and regulations governing the ownership, servicing or administration of the Loan, including, without limitation, the obligation to notify Borrower, guarantors or sureties of the transfer of the servicing rights from Seller to Buyer.  If requested by Buyer, Seller will participate in a notice of transfer of service that is drafted by Buyer and directed to Borrower, guarantors and sureties.

(c)                Under no circumstances will Seller be a fiduciary of Buyer with respect to the Loan.  Seller has no liability to Buyer for deficiencies with regard to servicing the Loan.  Without limiting the foregoing, Seller also shall have no liability for actions taken at the request of, or with the consent of, Buyer, and no such action will limit in any way Buyer’s obligation to purchase the related Loan.  Notwithstanding any provision in this Agreement to the contrary, Seller has no obligation to make any advance or to pay any Imposition from its own funds.

4.9                     Survival of Representations, Warranties, and Covenants.  The representations, warranties and covenants contained in this Section 4 shall survive the closing.

SECTION 5 - REPRESENTATIONS AND WARRANTIES OF SELLER

5.1                             Representations and Warranties of Seller.  Seller hereby represents and warrants to Buyer the following as of the date hereof:

(a)                Organization; Existence.  Seller is duly formed and validly existing in the jurisdiction of its formation, and Seller is in good standing under the laws of the jurisdiction of its formation or organization.   Seller is duly and legally authorized to enter into this Agreement, and Seller’s representative is authorized to act on behalf of and bind Seller to the terms of this Agreement.

(b)                Authority.  Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement and has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  Seller has complied with all laws, rules, regulations, charter provisions and bylaws necessary to consummate the transactions contemplated hereby, and Seller’s representative is authorized to act on behalf of and bind Seller to the terms of this Agreement.

(c)                Enforceability.  Assuming due authorization, execution and delivery by Buyer, this Agreement and all the obligations of Seller hereunder are the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with the terms of this Agreement, subject to applicable bankruptcy, insolvency, reorganization, moratorium laws or similar laws or equitable principles generally affecting or limiting the rights of contracting parties.

5.2                             Representations and Warranties of Seller as to the Loan.  With respect to the Loan Documents, Seller hereby represents and warrants to Buyer the following as of the date hereof:

(a)                Right to Sell.  Seller is the legal and beneficial owner and holder of the Loan and the Loan Documents, free and clear of any liens or encumbrances or other adverse claim against title of any kind, and no Loan Document is subject to any prior assignment, conveyance, transfer or participation or agreement to assign, convey, transfer or participate.  Seller has full right and authority to sell, assign and transfer the Loan Documents to Buyer.

(b)                Loan Balances.  The outstanding obligations of the Loan are set forth in the General Assignment.

(c)            Independent Evaluation. Seller has made and relied upon its own evaluation and decision to sell the Loan, and Seller has not relied upon any oral or written information or statements from Buyer.

5.3                             No Reliance upon Information from Buyer. Seller has not relied, in entering into this Agreement, upon any oral or written information from Buyer or any of Buyer’s employees, attorneys, affiliates, agents or representatives, other than the express representations of Buyer contained in Section 4 of this Agreement. Seller further acknowledges that no employee or representative of Seller has been authorized to make, and that Seller has not relied upon, any statements or representations other than those specifically contained in Section 4 of this Agreement.

5.4                     Remedies.  The sole remedy of Buyer for the breach of any of the foregoing representations and warranties shall be a refund of all or a portion of the Purchase Price, as appropriate.  Any such refund shall be conditioned upon the reassignment of the Loan File to Seller, except that Seller will not indemnify Buyer in the event of a reassignment of the Loan File.

5.5                             Survival of Representations and Warranties.  The representations and warranties contained in Section 5.2 shall survive for six months after the Settlement Date.

SECTION 6 - MISCELLANEOUS PROVISIONS

6.1                             Timing.  TIME IS OF THE ESSENCE UNDER THE TERMS OF THIS AGREEMENT.

6.2                             Brokerage Commissions and Finder's Fees.  Each party to this Agreement warrants to the other that no person or entity is entitled to any commission, finder's fee, acquisition fee or other brokerage-type compensation (collectively, a “Commission”) based upon the acts of that party with respect to the transactions contemplated by this Agreement.  Each party hereby agrees to indemnify, defend and hold harmless the other party from and against any and all loss, cost, liability or expense (including, without limitation, commissions and attorneys' fees) resulting from any claim for a Commission by any other person or entity based upon such acts.

6.3                     Rights Cumulative; Waivers.  The rights of each of the parties under this Agreement are cumulative and may be exercised as often as any party considers appropriate, subject to the time limitations set forth in this Agreement and by applicable law.  The rights of each of the parties hereunder shall not be capable of being waived or varied except by an express waiver or variation in writing and signed by both parties.  Any failure to exercise or any delay in exercising any such rights shall not operate as a waiver or variation of that right or any other right.  Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that right or any other right.  No act or course of conduct or negotiation on the part of any party shall in any way preclude such party from exercising any right or otherwise constitute a suspension or any variation of any such right.

6.4                            WAIVER OF JURY TRIAL.  SELLER AND BUYER BOTH IRREVOCABLY WAIVE ANY AND ALL RIGHT THAT EITHER PARTY MIGHT HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED BY THIS AGREEMENT.  SELLER AND BUYER ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

6.5                             Notices.  Unless otherwise provided for herein, all notices or other communication required or permitted hereunder shall be in writing (including a writing delivered by facsimile transmission) to the attention of the named signatory for such party and delivered at such party’s address or facsimile number set forth on the signature page hereof.  Such notice shall be deemed to have been duly given (a) when delivered, if sent by registered or certified mail (return receipt requested); (b) when delivered, if delivered personally or by facsimile; or (c) on the following Business Day, if sent by overnight mail or overnight courier.

6.6                             Benefit; Successors Bound.  This Agreement (including the exhibits and schedules hereto) and the terms, covenants, conditions, provisions, obligations, undertakings, rights and benefits hereof shall be binding upon, and shall inure to the benefit of, the undersigned parties and their respective heirs, executors, administrators, representatives, successors, and assigns.

6.7                             Assistance of Third Parties.  Buyer hereby acknowledges, confirms and understands that Seller has no responsibility or liability whatsoever to Buyer arising out of or related to any third parties’ failure to assist or cooperate with Buyer.  Seller is not liable for the potential failure or refusal of third parties to assist or cooperate with Buyer or Seller in the effective transfer, assignment, and conveyance of the purchased Loan File.

6.8                             Governing Law and Consent to Jurisdiction.  This Agreement and any and all claims or actions arising hereunder or relating hereto shall be construed, and the rights and obligations of Seller and Buyer hereunder determined, in accordance with the law of the State of Illinois, without regard to the principles of such laws respecting conflicts of laws.  Buyer consents to jurisdiction in United States federal courts of the Northern District of Illinois and in the Circuit Court of Cook County, whichever might be applicable.

6.9                    Prior Understandings.  This Agreement supersedes any and all prior discussions and agreements between Seller and Buyer with respect to the purchase of the Loan and the Loan Documents contained herein, and this Agreement contains the sole and entire understanding between the parties hereto with respect to the transactions contemplated herein.

6.10                          Integrated Agreement.  This Agreement (including the exhibits and schedules hereto) constitutes the final complete expression of the intent and understanding of Buyer and Seller.  This Agreement (including the exhibits and schedules hereto) shall not be altered, modified or amended, except by a subsequent writing that is signed by Buyer and Seller.

6.11                          Severability.  Each part of this Agreement is intended to be severable.  If any term, covenant, condition or provision hereof is held to be unlawful, invalid, or unenforceable for any reason whatsoever, and such illegality, invalidity, or unenforceability does not affect the remaining parts of this Agreement, then all such remaining parts hereof shall be valid and enforceable and shall have full force and effect as if the invalid or unenforceable part had not been included.

6.12                          Confidentiality.  Each party will keep strictly confidential the information contained in this Agreement (including, without limitation, the Purchase Price), discussed during this transaction, and supplied by the other party in connection with this Agreement, except only as such disclosure is required by applicable law or regulation; provided, however, that if disclosure is made pursuant to applicable law or regulation, then the disclosing party shall be responsible and liable for ensuring that the recipients of such disclosed information maintain the confidentiality of the disclosed information and use the disclosed information only as expressly permitted in this Section 6.  Further disclosure of this Agreement may be made by either party (a) as required to implement or enforce this Agreement, (b) to any governmental authority or self-regulatory entity having or asserting jurisdiction over it, (c) to its respective affiliates and the directors, officers, employees, agents, advisors, counsel and auditors of such party and of such party’s Affiliates or (d) with respect to Buyer, to any proposed transferee, assignee, participant, or other entity proposing to enter into contractual relations with Buyer in respect of the Loans.

6.13                         Headings.  The headings of the articles and sections contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

6.14                          Counterparts; Facsimile Signatures.  This Agreement may be executed in any number of counterparts, each of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.  This Agreement may be executed by facsimile or scanned signatures; any signed Agreement or signature page to this Agreement that is transmitted by facsimile or in the portable document format (.pdf) shall be treated in all manners and respects as an original Agreement or signature page.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

SELLER:

FIFTH THIRD BANK

/s/ Shane Lane
Name:	Shane Lane
Title:	VP

Address:
222 S. Riverside Plaza, 30th Floor
Chicago, Illinois  60606
Attention: Rob Tanakatsubo
Fax #: (312) 704-6842
Primary e-mail: Robert.Tanakatsubo@53.com

BUYER:

TONAQUINT, INC., a Utah corporation

/s/ John M. Fife
Name:	John M. Fife
Title:	President

Address:
303 E. Wacker Drive
Suite 1200
Chicago, Illinois  60601
Attention:
Fax #: (312) 819-9701
Primary e-mail:

FIFE:

/s/ John M. Fife
John Fife, an individual, but only for the purposes of agreeing to Section 4.4 herein

Address:
303 E. Wacker Drive
Suite 1200
Chicago, Illinois  60601
Attention:	John M. Fife
Fax #: (312) 819-9701
Primary e-mail:

EXHIBIT A

LOAN FILE

Loan Documents

1.  Loan and Security Agreement, dated as of March 31, 2009, by and between Fifth Third Bank and Pulse Systems, LLC

2.  First Amendment to Loan and Security Agreement, dated as of September 23, 2009, by and between Fifth Third Bank and Pulse Systems, LLC

3.  Second Amendment to Loan and Security Agreement, dated as of June 18, 2010, by and between Fifth Third Bank and Pulse Systems, LLC

4.  Third Amendment to Loan and Security Agreement, dated as of June 30, 2011, by and between Fifth Third Bank and Pulse Systems, LLC

5.  Fourth Amendment to Loan and Security Agreement, dated as of August 17, 2012, by and between Fifth Third Bank and Pulse Systems, LLC

6.  Fifth Amendment to Loan and Security Agreement, dated as of January 30, 2014, by and between Fifth Third Bank and Pulse Systems, LLC

7.  Sixth Amendment to Loan and Security Agreement, dated as of June 19, 2014, by and between Fifth Third Bank and Pulse Systems, LLC

8.  Seventh Amendment to Loan and Security Agreement, dated as of July 31, 2014, by and between Fifth Third Bank and Pulse Systems, LLC

9.  Revolving Note, dated as of July 31, 2014, executed and delivered by Pulse Systems, LLC to Fifth Third Bank in the principal amount of $500,000.00

10.  Term Note A, dated as of July 31, 2014, executed and delivered by Pulse Systems, LLC to Fifth Third Bank in the principal amount of $333,333.31

11.  Membership Interest Pledge Agreement, dated as of March 31, 2009, executed by Demian Backs in favor of Fifth Third Bank

12.  Membership Interest Pledge Agreement, dated as of March 31, 2009, executed by Vince Barletta in favor of Fifth Third Bank

13.  Membership Interest Pledge Agreement, dated as of March 31, 2009, executed by Rodger Bell in favor of Fifth Third Bank

14.  Membership Interest Pledge Agreement, dated as of March 31, 2009, executed by Herbert J. Bellucci in favor of Fifth Third Bank

EXHIBIT A TO NON-RECOURSE LOAN SALE AGREEMENT, PAGE 1

15.  Membership Interest Pledge Agreement, dated as of March 31, 2009, executed by Chicago Venture Partners, L.P. in favor of Fifth Third Bank

16.  Membership Interest Pledge Agreement, dated as of March 31, 2009, executed by Pulse Systems Corporation in favor of Fifth Third Bank

17.  Membership Interest Pledge Agreement, dated as of June 18, 2010, executed by United American Healthcare Corporation in favor of Fifth Third Bank

18.  First Amendment and Reaffirmation of Membership Interest Pledge Agreement dated as of August 17, 2012, executed by United American Healthcare Corporation in favor of Fifth Third Bank

19.  Reaffirmation of Pledge Agreement dated as of June 30, 2011, executed by United American Healthcare Corporation in favor of Fifth Third Bank

20.  Membership Interest Pledge Agreement, dated as of August 17, 2012, executed by St George Investments LLC in favor of Fifth Third Bank

21.  Membership Interest Power evidencing 100,000 membership interests in Pulse Systems, LLC, represented by Certificate No. 5, executed by Demian J. Backs

22.  Membership Interest Power evidencing 692,656 membership interests in Pulse Systems, LLC, represented by Certificate No. 3, executed by Vincent Albert Barletta

23.  Membership Interest Power evidencing 55,215 membership interests in Pulse Systems, LLC, represented by Certificate No. 4, executed by Rodger A. Bell

24.  Membership Interest Power evidencing 3,000,000 membership interests in Pulse Systems, LLC, represented by Certificate No. 1, executed by Chicago Venture Partners, L.P.

25.  Membership Interest Power evidencing 652,129 membership interests in Pulse Systems, LLC, represented by Certificate No. 6, executed by Pulse Systems Corporation

26.  Membership Interest Power evidencing 544,922 membership interests in Pulse Systems, LLC, represented by Certificate No. 7, executed by Pulse Systems Corporation

27.  Membership Interest Power evidencing 4,500,000 membership interests in Pulse Systems, LLC, represented by Certificate No. P1, executed by Pulse Systems Corporation

28.  Membership Interest Power evidencing _______ membership interests in Pulse Systems, LLC, represented by Certificate No. __, executed by United American Healthcare Corporation

29.  Assignment of Membership Units evidencing 2,386,000 Preferred Units of Pulse Systems, LLC, represented by Certificate No. 2, executed by St George Investments LLC

30.  Membership Interest Certificate No. 5, evidencing 100,000 membership interests in Pulse Systems, LLC, standing in the name of Demian J. Backs

EXHIBIT A TO NON-RECOURSE LOAN SALE AGREEMENT, PAGE 2

31.  Membership Interest Certificate No. 3 evidencing 692,656 membership interests in Pulse Systems, LLC, standing in the name of Vincent Albert Barletta

32.  Membership Interest Certificate No. 4, evidencing  55,215 membership interests in Pulse Systems, LLC, standing in the name of Rodger A. Bell

33.  Membership Interest Certificate No. 1, evidencing 3,000,000 membership interests in Pulse Systems, LLC, standing in the name of Venture Partners, L.P.

34.  Membership Interest Certificate No. 6, evidencing 652,129 membership interests in Pulse Systems, LLC, standing in the name of Pulse Systems Corporation

35.  Membership Interest Certificate No. 7, evidencing 544,922 membership interests in Pulse Systems, LLC, standing in the name of Pulse Systems Corporation

36.  Membership Interest Certificate No. P1, evidencing 4,500,000 membership interests in Pulse Systems, LLC, standing in the name of Pulse Systems Corporation

37.  Membership Interest Certificate No. ___, evidencing _______ membership interests in Pulse Systems, LLC, standing in the name of by United American Healthcare Corporation

38.  Membership Interest Certificate No. 2, evidencing 2,386,000 Preferred Units of Pulse Systems, LLC, standing in the name of St George Investments LLC

39.  Subordination Agreement dated as of June 18, 2010, executed by Pulse Systems Corporation, in favor of Fifth Third Bank

40.  Subordination Agreement dated as of June 18, 2010, executed by Pulse Sellers, LLC, in favor of Fifth Third Bank

41.  Subordination Agreement dated as of August 17, 2012, executed by St George Investments LLC, in favor of Fifth Third Bank

42.  Deposit Account Control Agreement dated as of June 18, 2010, executed by and among Bank of Walnut Creek, Pulse Systems, LLC and Fifth Third Bank.

43.  Landlord’s Agreement dated as of March 25, 2009, by and between RREEF, as landlord, and Fifth Third Bank (Chicago), as lender

44.  UCC Financing Statement filed against Pulse Systems, LLC in favor of Fifth Third Bank and recorded March 26, 2009 (Delaware Department of State)

45.  UCC Financing Statement filed against Chicago Venture Partners, L.P. in favor of Fifth Third Bank and recorded April 2, 2009 (Illinois Secretary of State)

46.  UCC Financing Statement filed against Pulse Systems Corporation in favor of Fifth Third Bank and recorded April 2, 2009 (California Secretary of State)

EXHIBIT A TO NON-RECOURSE LOAN SALE AGREEMENT, PAGE 3

47.  UCC Financing Statement filed against Vince Barletta in favor of Fifth Third Bank and recorded April 2, 2009 (California Secretary of State)

48.  UCC Financing Statement filed against Demian Backs in favor of Fifth Third Bank and recorded April 2, 2009 (California Secretary of State)

49.  UCC Financing Statement filed against Roger Bell in favor of Fifth Third Bank and recorded May 11, 2009 (California Secretary of State)

50.  UCC Financing Statement filed against Herbert Bellucci in favor of Fifth Third Bank and recorded April 2, 2009 (California Secretary of State)

51.  Letter dated as of February 10, 2010 between Pulse Systems, LLC and Fifth Third Bank regarding certain Events of Default

Other Documents

1.	Letter dated as of March 31, 2009 between Pulse Systems, LLC and Fifth Third Bank

EXHIBIT A TO NON-RECOURSE LOAN SALE AGREEMENT, PAGE 4

EXHIBIT B

GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT (this “Assignment”) is made as of this 15 day of August, 2014, by FIFTH THIRD BANK, with an address of 222 S. Riverside Plaza, 30th Floor, Chicago, Illinois 60606 (“Assignor”) in favor of Tonaquint, Inc., a Utah corporation, having a place of business at 303 E. Wacker Drive, Suite 1200, Chicago, Illinois 60601 (“Assignee”).

RECITALS

A.                  Assignor and Assignee have entered into that certain Non-Recourse Loan Sale Agreement dated August 15, 2014 (the “Agreement”) whereby Assignor agrees to convey to Assignee all of Assignor's right, title and interest in and to the Loan and the Loan Documents (as defined in the Agreement) that are described on Exhibit 1 hereto.  Assignee agrees to accept the Loan Documents on the terms and conditions stated in the Agreement.

B.                   Pursuant to the Agreement, Assignor desires to execute this Assignment in favor of Assignee.

AGREEMENT

NOW, THEREFORE, in consideration of the sum of TEN and 00/100 DOLLARS ($10.00) and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Assignor hereby agrees as follows:

(a)           Definitions.  Capitalized terms used but not defined herein shall have the same meaning as set forth in the Agreement.

(b)           Assignment.  Assignor hereby sells, assigns, transfers and conveys to Assignee, without any representation, warranty or recourse other than as specifically provided for in the Agreement, all of Assignor's ownership, right, title and interest of any type or kind in and to the Loan, the Loan Documents and all claims (including “claims” as defined in Bankruptcy Code §101(5)), suits, causes of action, and any other right of Seller, whether known or unknown, against Borrower, or any of its affiliates, agents, representatives, contractors, advisors, or any other entity that in any way is based upon, arises out of or is related to any of the foregoing, including, to the extent permitted to be assigned under applicable law, all claims (including contract claims, tort claims, malpractice claims, and claims under any law governing the purchase and sale of, or indentures for, securities), suits, causes of action, and any other right of Seller against any attorney, accountant, financial advisor, or other entity arising under or in connection with the Loan Documents or the transactions related thereto or contemplated thereby, in accordance with the terms of this Agreement

EXHIBIT B TO NON-RECOURSE LOAN SALE AGREEMENT, PAGE 1

(c)           Balances.  As determined in accordance with the Assignor’s books and records, the following amounts were outstanding as of August ___, 2014:

Revolving Note dated as of July 31, 2014
Principal:    $ 405,298.93
Accrued Interest:  $ 915.20
Other fees/charges:  $ 0.00

Term Note A dated as of July 31, 2014
Principal:    $ 333,333.31
Accrued Interest:  $ 1004.63
Other fees/charges:  $ 0.00

Other fees and charges totaling $13,266.40 were outstanding as of August 15, 2014 and applicable to the Revolving Note and Term Note A, collectively.

(d)           Successors.  This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

(e)           Governing Law.  This Assignment shall be governed by the laws of the State of Illinois.

(f)           WAIVER OF JURY TRIAL.  SELLER AND BUYER BOTH IRREVOCABLY WAIVE ANY AND ALL RIGHT EITHER PARTY MIGHT HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS ASSIGNMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS ASSIGNMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS.  EACH OF SELLER AND BUYER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

(g)           Construction.  Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such noun or pronoun and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

[Signature Pages Follow]

EXHIBIT B TO NON-RECOURSE LOAN SALE AGREEMENT, PAGE 2

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date first above written.

ASSIGNOR:

FIFTH THIRD BANK

Name:
Title:

EXHIBIT B TO NON-RECOURSE LOAN SALE AGREEMENT, PAGE 3

EXHIBIT 1

LOAN DOCUMENTS

Loan Documents

1.  Loan and Security Agreement, dated as of March 31, 2009, by and between Fifth Third Bank and Pulse Systems, LLC

2.  First Amendment to Loan and Security Agreement, dated as of September 23, 2009, by and between Fifth Third Bank and Pulse Systems, LLC

3.  Second Amendment to Loan and Security Agreement, dated as of June 18, 2010, by and between Fifth Third Bank and Pulse Systems, LLC

4.  Third Amendment to Loan and Security Agreement, dated as of June 30, 2011, by and between Fifth Third Bank and Pulse Systems, LLC

5.  Fourth Amendment to Loan and Security Agreement, dated as of August 17, 2012, by and between Fifth Third Bank and Pulse Systems, LLC

6.  Fifth Amendment to Loan and Security Agreement, dated as of January 30, 2014, by and between Fifth Third Bank and Pulse Systems, LLC

7.  Sixth Amendment to Loan and Security Agreement, dated as of June 19, 2014, by and between Fifth Third Bank and Pulse Systems, LLC

8.  Seventh Amendment to Loan and Security Agreement, dated as of July 31, 2014, by and between Fifth Third Bank and Pulse Systems, LLC

9.  Revolving Note, dated as of July 31, 2014, executed and delivered by Pulse Systems, LLC to Fifth Third Bank in the principal amount of $500,000.00

10.  Term Note A, dated as of July 31, 2014, executed and delivered by Pulse Systems, LLC to Fifth Third Bank in the principal amount of $333,333.31

11.  Membership Interest Pledge Agreement, dated as of March 31, 2009, executed by Demian Backs in favor of Fifth Third Bank

12.  Membership Interest Pledge Agreement, dated as of March 31, 2009, executed by Vince Barletta in favor of Fifth Third Bank

13.  Membership Interest Pledge Agreement, dated as of March 31, 2009, executed by Rodger Bell in favor of Fifth Third Bank

14.  Membership Interest Pledge Agreement, dated as of March 31, 2009, executed by Herbert J. Bellucci in favor of Fifth Third Bank

EXHIBIT B TO NON-RECOURSE LOAN SALE AGREEMENT, PAGE 4

15.  Membership Interest Pledge Agreement, dated as of March 31, 2009, executed by Chicago Venture Partners, L.P. in favor of Fifth Third Bank

16.  Membership Interest Pledge Agreement, dated as of March 31, 2009, executed by Pulse Systems Corporation in favor of Fifth Third Bank

17.  Membership Interest Pledge Agreement, dated as of June 18, 2010, executed by United American Healthcare Corporation in favor of Fifth Third Bank

18.  First Amendment and Reaffirmation of Membership Interest Pledge Agreement dated as of August 17, 2012, executed by United American Healthcare Corporation in favor of Fifth Third Bank

19.  Reaffirmation of Pledge Agreement dated as of June 30, 2011, executed by United American Healthcare Corporation in favor of Fifth Third Bank

20.  Membership Interest Pledge Agreement, dated as of August 17, 2012, executed by St George Investments LLC in favor of Fifth Third Bank

21.  Membership Interest Power evidencing 100,000 membership interests in Pulse Systems, LLC, represented by Certificate No. 5, executed by Demian J. Backs

22.  Membership Interest Power evidencing 692,656 membership interests in Pulse Systems, LLC, represented by Certificate No. 3, executed by Vincent Albert Barletta

23.  Membership Interest Power evidencing 55,215 membership interests in Pulse Systems, LLC, represented by Certificate No. 4, executed by Rodger A. Bell

24.  Membership Interest Power evidencing 3,000,000 membership interests in Pulse Systems, LLC, represented by Certificate No. 1, executed by Chicago Venture Partners, L.P.

25.  Membership Interest Power evidencing 652,129 membership interests in Pulse Systems, LLC, represented by Certificate No. 6, executed by Pulse Systems Corporation

26.  Membership Interest Power evidencing 544,922 membership interests in Pulse Systems, LLC, represented by Certificate No. 7, executed by Pulse Systems Corporation

27.  Membership Interest Power evidencing 4,500,000 membership interests in Pulse Systems, LLC, represented by Certificate No. P1, executed by Pulse Systems Corporation

28.  Membership Interest Power evidencing _______ membership interests in Pulse Systems, LLC, represented by Certificate No. __, executed by United American Healthcare Corporation

29.  Assignment of Membership Units evidencing 2,386,000 Preferred Units of Pulse Systems, LLC, represented by Certificate No. 2, executed by St George Investments LLC

30.  Membership Interest Certificate No. 5, evidencing 100,000 membership interests in Pulse Systems, LLC, standing in the name of Demian J. Backs

EXHIBIT B TO NON-RECOURSE LOAN SALE AGREEMENT, PAGE 5

31.  Membership Interest Certificate No. 3 evidencing 692,656 membership interests in Pulse Systems, LLC, standing in the name of Vincent Albert Barletta

32.  Membership Interest Certificate No. 4, evidencing  55,215 membership interests in Pulse Systems, LLC, standing in the name of Rodger A. Bell

33.  Membership Interest Certificate No. 1, evidencing 3,000,000 membership interests in Pulse Systems, LLC, standing in the name of Venture Partners, L.P.

34.  Membership Interest Certificate No. 6, evidencing 652,129 membership interests in Pulse Systems, LLC, standing in the name of Pulse Systems Corporation

35.  Membership Interest Certificate No. 7, evidencing 544,922 membership interests in Pulse Systems, LLC, standing in the name of Pulse Systems Corporation

36.  Membership Interest Certificate No. P1, evidencing 4,500,000 membership interests in Pulse Systems, LLC, standing in the name of Pulse Systems Corporation

37.  Membership Interest Certificate No. ___, evidencing _______ membership interests in Pulse Systems, LLC, standing in the name of by United American Healthcare Corporation

38.  Membership Interest Certificate No. 2, evidencing 2,386,000 Preferred Units of Pulse Systems, LLC, standing in the name of St George Investments LLC

39.  Subordination Agreement dated as of June 18, 2010, executed by Pulse Systems Corporation, in favor of Fifth Third Bank

40.  Subordination Agreement dated as of June 18, 2010, executed by Pulse Sellers, LLC, in favor of Fifth Third Bank

41.  Subordination Agreement dated as of August 17, 2012, executed by St George Investments LLC, in favor of Fifth Third Bank

42.  Deposit Account Control Agreement dated as of June 18, 2010, executed by and among Bank of Walnut Creek, Pulse Systems, LLC and Fifth Third Bank.

43.  Landlord’s Agreement dated as of March 25, 2009, by and between RREEF, as landlord, and Fifth Third Bank (Chicago), as lender

44.  UCC Financing Statement filed against Pulse Systems, LLC in favor of Fifth Third Bank and recorded March 26, 2009 (Delaware Department of State)

45.  UCC Financing Statement filed against Chicago Venture Partners, L.P. in favor of Fifth Third Bank and recorded April 2, 2009 (Illinois Secretary of State)

46.  UCC Financing Statement filed against Pulse Systems Corporation in favor of Fifth Third Bank and recorded April 2, 2009 (California Secretary of State)

EXHIBIT B TO NON-RECOURSE LOAN SALE AGREEMENT, PAGE 6

47.  UCC Financing Statement filed against Vince Barletta in favor of Fifth Third Bank and recorded April 2, 2009 (California Secretary of State)

48.  UCC Financing Statement filed against Demian Backs in favor of Fifth Third Bank and recorded April 2, 2009 (California Secretary of State)

49.  UCC Financing Statement filed against Roger Bell in favor of Fifth Third Bank and recorded May 11, 2009 (California Secretary of State)

50.  UCC Financing Statement filed against Herbert Bellucci in favor of Fifth Third Bank and recorded April 2, 2009 (California Secretary of State)

51.  Letter dated as of February 10, 2010 between Pulse Systems, LLC and Fifth Third Bank regarding certain Events of Default

Other Documents

Letter dated as of March 31, 2009 between Pulse Systems, LLC and Fifth Third Bank

EXHIBIT B TO NON-RECOURSE LOAN SALE AGREEMENT, PAGE 7

EXHIBIT C
ALLONGE TO A CERTAIN REVOLVING NOTE, DATED AS OF JUNE 19, 2014, MADE BY PULSE SYSTEMS, LLC PAYABLE TO FIFTH THIRD BANK, IN A MAXIMUM PRINCIPAL AMOUNT NOT TO EXCEED
$500,000.00

For value received, pay to the order of Tonaquint, Inc., a Utah corporation (the “Assignee”), WITHOUT RECOURSE to Assignor, and subject to and in accordance with the terms and conditions of that certain Non-Recourse Loan Sale Agreement dated as of August 15, 2014 between Fifth Third Bank (“Assignor”), and the Assignee.

FIFTH THIRD BANK

By:
Name:
Title:
Date: August 15, 2014

EXHIBIT C TO NON-RECOURSE LOAN SALE AGREEMENT, PAGE 1

ALLONGE TO A CERTAIN TERM NOTE A, DATED AS OF JUNE 19, 2014, MADE BY PULSE SYSTEMS, LLC PAYABLE TO FIFTH THIRD BANK, IN A MAXIMUM PRINCIPAL AMOUNT NOT TO EXCEED
$333,333.31

For value received, pay to the order of Tonaquint, Inc., a Utah corporation (the “Assignee”), WITHOUT RECOURSE to Assignor, and subject to and in accordance with the terms and conditions of that certain Non-Recourse Loan Sale Agreement dated as of August 15, 2014 between Fifth Third Bank (“Assignor”), and the Assignee.

FIFTH THIRD BANK

By:
Name:
Title:
Date: August 15, 2014

EXHIBIT C TO NON-RECOURSE LOAN SALE AGREEMENT, PAGE 2

EXHIBIT D

RELEASE

THIS RELEASE (this “Release”) is made as of this 15 day of August, 2014 by Pulse Systems, LLC, a Delaware limited liability company, with its chief executive office located at 4090 Nelson Avenue, Suite J, Concord, California 94520 (“Obligor”), in connection with that certain Non-Recourse Loan Sale Agreement (the “Agreement”) dated as of August 15, 2014 by and between Fifth Third, an Ohio banking corporation (“Seller”), and Tonaquint, Inc., a Utah corporation (“Buyer”).  Capitalized terms used but not defined in this Release have the meanings given in the Agreement.

As consideration for Seller entering into the Agreement, Obligor, in all capacities, and, as applicable, on behalf of its current and former employees, agents, executors, successors, and assigns, releases Seller, its current and former officers, directors, employees, agents, attorneys, affiliates, subsidiaries, successors, and assigns from any liability, claim, right or cause of action that exists now or arises later, whether known or unknown, that arises from or is in any way related to facts existing on the date of this Release (collectively, “Claims”).  This includes Claims related to (1) actions taken or not taken by Seller under the Loan Documents; (2) Obligor’s relationship with Seller; (3) any oral agreements; and (4) any banking relationships that Obligor has or had with Seller or its affiliates.  Obligor represents that it has not assigned or otherwise granted any person or entity an interest in any Claim.  This Release is given immediately prior to Seller's sale of the Loan.

Borrower also (i) consents to the transactions described in the Agreement; (ii) acknowledges, agrees to, and reaffirms its obligations under the Loan Documents; (iii) agrees that this Release is a material inducement to Seller to enter into the Agreement; and (iv) agrees that this Release is a condition precedent to Seller’s obligations to sell the Loan and the Loan Documents.

PULSE SYSTEMS, LLC,
a Delaware limited liability company

By:	/s/ Robert T. Sullivan
Name:	Robert T. Sullivan
Title:	Secretary, Treasurer, CFO

EXHIBIT D TO NON-RECOURSE ASSIGNMENT, PAGE 1